UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
____________________

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street, Cambridge, MA 02142
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.     Entry into a Material Definitive Agreement
As described in Item 5.07 below, on June 20, 2023, the shareholders of Pegasystems Inc. (the “Company”) approved the amended and restated Pegasystems Inc. 2004 Long-Term Incentive Plan (the “Plan”) and the amended and restated Pegasystems Inc. 2006 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms and conditions of the Plan and ESPP is provided in Proposal 4 and Proposal 5, respectively, of the Company’s definitive proxy statement for the 2023 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “Commission”) on April 28, 2023 and is incorporated herein by reference.
The foregoing descriptions of the Plan and the ESPP is qualified in its entirety by reference to a full and complete copy of the Plan and ESPP, which is filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Company’s 2023 Annual Meeting of Shareholders was held on June 20, 2023. At the Annual Meeting, the following items were presented to the shareholders of the Company for their approval, and the shareholders voted as follows:

1. To elect the seven nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of shareholders as follows

	Peter Gyenes	Richard Jones	Christopher Lafond	Dianne Ledingham	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	62,381,192	60,180,809	67,878,299	63,547,028	62,762,806	69,167,056	49,856,226
AGAINST	7,229,398	9,429,918	1,727,847	6,060,437	6,845,346	447,866	19,739,883
ABSTAIN	11,727	11,590	16,171	14,852	14,165	7,395	26,208
NON VOTES	4,770,658	4,770,658	4,770,658	4,770,658	4,770,658	4,770,658	4,770,658

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by a vote of shareholders as follows:

Executive Compensation
FOR	58,474,415
AGAINST	11,061,731
ABSTAIN	86,171
NON VOTES	4,770,658

3. To approve, by a non-binding advisory vote, the frequency of the shareholder advisory vote on the compensation of our named executive officers, to occur either every one, two, or three years. The frequency of the shareholder advisory vote on the compensation of our named executive officers was approved by a vote of shareholders as follows:

Frequency of Executive Compensation Vote
1 YEAR	69,420,808
2 YEARS	4,690
3 YEARS	184,782
ABSTAIN	12,037
NON VOTES	4,770,658

Consistent with the stated preference of a majority of the Company’s shareholders, the Company will continue to hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers, which will occur no later than the Company’s annual meeting of shareholders in 2029.

4. To approve the amended and restated Pegasystems Inc. 2004 Long-Term Incentive Plan. The proposal was approved by a vote of shareholders as follows:

Long-Term Incentive Plan
FOR	50,050,882
AGAINST	19,474,414
ABSTAIN	97,021
NON VOTES	4,770,658

5. To approve the amended and restated Pegasystems Inc. 2006 Employee Stock Purchase Plan. The proposal was approved by a vote of shareholders as follows:

Employee Stock Purchase Plan
FOR	69,498,288
AGAINST	31,298
ABSTAIN	92,731
NON VOTES	4,770,658

6. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The proposal was approved by a vote of shareholders as follows:

Auditors
FOR	72,907,377
AGAINST	1,403,830
ABSTAIN	81,768

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
10.1	Pegasystems Inc. 2004 Long-Term Incentive Plan (Filed as Appendix A with the Registrant’s 2023 Proxy Statement, filed April 28, 2023 and incorporated herein by reference).
10.2	Pegasystems Inc. 2006 Employee Stock Purchase Plan (Filed as Appendix B with the Registrant’s 2023 Proxy Statement, filed April 28, 2023 and incorporated herein by reference).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 26, 2023	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary